Stone Harbor Emerging Markets Total Income Fund		Statement of Investments
	February 29, 2020 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 97.42%
Angola - 8.46%
Republic of Angola:
	USD	6M US L + 7.50%	07/01/23	5,227,846	$5,624,440	(1)
	USD	6M US L + 4.50%	12/07/23	904,000	893,830	(1)(2)
	USD	8.25%	05/09/28	403,000	415,845	(3)
	USD	8.00%	11/26/29	350,000	352,625	(2)(4)
	USD	9.13%	11/26/49	658,000	656,355	(2)(4)
					7,943,095

Argentina - 4.54%
Provincia Del Chaco	USD	9.38%	08/18/24	684,000	318,830	(3)
Republic of Argentina	EUR	7.82%	12/31/33	6,930,058	3,939,967
					4,258,797

Belize - 1.10%
Republic of Belize	USD	4.94%	02/20/34	1,620,000	1,034,269	(3)(5)

Benin - 2.37%
Republic of Benin	EUR	5.75%	03/26/26	1,992,000	2,226,552	(4)

Brazil - 5.97%
Nota Do Tesouro Nacional:
	BRL	10.00%	01/01/25	510,000	132,081
	BRL	10.00%	01/01/27	10,960,000	2,902,635
	BRL	10.00%	01/01/29	9,513,000	2,564,916
					5,599,632

Cameroon - 1.72%
Republic of Cameroon	USD	9.50%	11/19/25	1,438,000	1,618,199	(2)(4)

Colombia - 1.63%
Titulos De Tesoreria	COP	6.00%	04/28/28	5,274,000,000	1,528,879

Dominican Republic - 0.37%
Dominican Republic	USD	6.88%	01/29/26	306,000	348,888	(2)(3)

Ecuador - 7.02%
Ecuador Social Bond Sarl	USD	0.00%	01/30/35	1,251,000	732,648	(4)(6)
Republic of Ecuador:
	USD	10.75%	03/28/22	2,000,000	1,660,000	(3)
	USD	7.95%	06/20/24	1,100,000	823,109	(4)
	USD	7.88%	03/27/25	370,000	269,927	(2)(3)
	USD	7.88%	03/27/25	420,000	306,403	(2)(4)
	USD	9.63%	06/02/27	366,000	273,036	(4)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Ecuador (continued)
Republic of Ecuador: (continued)
	USD	8.88%	10/23/27	1,432,000	$1,041,109	(3)
	USD	10.75%	01/31/29	1,440,000	1,104,750	(2)(4)
	USD	9.50%	03/27/30	522,000	382,283	(2)(4)
					6,593,265

Egypt - 10.21%
Egypt Treasury Bill	EGP	0.00%	07/28/20	41,350,000	2,514,262	(6)
Republic of Egypt:
	EGP	15.60%	08/06/26	23,100,000	1,565,839	(2)
	EGP	14.40%	09/10/29	15,100,000	975,746
	USD	8.50%	01/31/47	3,480,000	3,749,700	(4)
	USD	8.50%	01/31/47	259,000	279,073	(2)(3)
	USD	8.15%	11/20/59	491,000	502,047	(2)(4)
					9,586,667

El Salvador - 1.22%
Republic of El Salvador	USD	7.65%	06/15/35	1,020,000	1,142,559	(2)(3)

Gabon - 0.94%
Republic of Gabon	USD	6.95%	06/16/25	832,000	880,230	(4)

Ghana - 3.90%
Republic of Ghana:
	USD	7.88%	02/11/35	1,020,000	1,009,800	(2)(4)
	USD	8.63%	06/16/49	2,427,000	2,416,003	(2)(4)
	USD	8.95%	03/26/51	230,000	233,773	(2)(4)
					3,659,576

Indonesia - 7.48%
Republic of Indonesia	IDR	8.38%	04/15/39	94,700,000,000	7,019,582

Ivory Coast - 2.32%
Ivory Coast Government:
	USD	6.13%	06/15/33	723,000	741,527	(2)(3)
	USD	6.13%	06/15/33	1,397,000	1,432,798	(2)(4)
					2,174,325

Kenya - 0.63%
Republic of Kenya	USD	8.00%	05/22/32	549,000	595,579	(2)(4)

Lebanon - 0.27%
Lebanese Republic	USD	8.25%	04/12/21	900,000	254,250	(3)

Mexico - 2.40%
Mexican Bonos:
	MXN	5.75%	03/05/26	26,310,000	1,282,074

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Mexico (continued)
Mexican Bonos: (continued)
	MXN	7.50%	06/03/27	18,160,000	$970,324
					2,252,398

Mozambique - 1.38%
Republic of Mozambique	USD	5.00%	09/15/31	1,368,000	1,290,409	(2)(4)

Nigeria - 4.07%
Republic of Nigeria:
	USD	8.75%	01/21/31	434,000	473,331	(2)(4)
	USD	7.70%	02/23/38	583,000	560,409	(2)(4)
	USD	7.63%	11/28/47	2,970,000	2,785,303	(3)
					3,819,043

Oman - 0.04%
Oman Government	USD	5.63%	01/17/28	36,000	35,955	(4)

Papua New Guinea - 3.94%
Papua New Guinea Government:
	USD	8.38%	10/04/28	2,059,000	2,239,806	(2)(4)
	USD	8.38%	10/04/28	1,342,000	1,459,844	(2)(3)
					3,699,650

Russia - 6.77%
Russian Federation	RUB	7.70%	03/23/33	386,000,000	6,358,654

South Africa - 3.03%
Republic of South Africa:
	ZAR	8.00%	01/31/30	14,170,000	842,223
	ZAR	8.50%	01/31/37	33,800,000	1,887,224
	ZAR	8.75%	02/28/48	2,060,000	113,580
					2,843,027

Sri Lanka - 1.33%
Republic of Sri Lanka	USD	5.75%	04/18/23	1,250,000	1,245,508	(2)(4)

Suriname - 1.15%
Republic of Suriname	USD	9.88%	12/30/23	1,130,000	1,081,975	(2)(4)

Turkey - 2.13%
Republic of Turkey:
	TRY	9.40%	07/08/20	7,710,000	1,228,248	(2)
	USD	5.75%	03/22/24	200,000	201,844
	USD	6.00%	03/25/27	569,000	564,821
					1,994,913

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Ukraine - 1.64%
Ukraine Government:
	EUR	6.75%	06/20/26	100,000	$124,591	(4)
	USD	7.75%	09/01/26	398,000	437,850	(3)
	USD	7.38%	09/25/32	214,000	230,618	(4)
Ukreximbank Via Biz Finance PLC	USD	9.75%	01/22/25	700,000	747,250	(3)
					1,540,309

Uruguay - 6.01%
Republic of Uruguay	UYU	4.38%	12/15/28	76,854,800	2,106,028
Uruguay Notas del Teso	UYU	13.90%	07/29/20	136,000,000	3,539,407
					5,645,435

Venezuela - 0.25%
Republic of Venezuela	USD	9.00%	05/07/23	1,475,000	237,844	(7)

Zambia - 3.13%
Republic of Zambia:
	USD	5.38%	09/20/22	284,000	189,215	(4)
	USD	5.38%	09/20/22	3,963,000	2,640,349	(2)(3)
	USD	8.50%	04/14/24	163,000	107,784	(4)
					2,937,348

TOTAL SOVEREIGN DEBT OBLIGATIONS					91,446,812
(Cost $98,211,993)

CORPORATE BONDS - 29.40%
Brazil - 6.29%
Banco do Brasil SA	USD	9.00%	Perpetual	751,000	834,666	(1)(4)(8)
CSN Resources SA	USD	7.63%	04/17/26	941,000	936,883	(4)
Gol Finance SA	USD	7.00%	01/31/25	1,775,000	1,662,398	(2)(4)
JSL Europe SA	USD	7.75%	07/26/24	632,000	672,764	(4)
MV24 Capital BV	USD	6.75%	06/01/34	1,725,605	1,797,326	(2)(4)
					5,904,037

Colombia - 3.56%
AI Candelaria Spain SLU	USD	7.50%	12/15/28	1,250,000	1,400,000	(4)
Empresas Publicas de Medellin ESP	COP	8.38%	02/01/21	500,000,000	144,919	(3)
Gran Tierra Energy, Inc.	USD	7.75%	05/23/27	1,946,000	1,795,185	(4)
					3,340,104

Ghana - 0.72%
Tullow Oil PLC	USD	7.00%	03/01/25	967,000	675,238	(4)

Hong Kong - 1.08%
ESR Cayman, Ltd.	USD	7.88%	04/04/22	980,000	1,012,309

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Mexico - 10.36%
Aerovias de Mexico SA de CV	USD	7.00%	02/05/25	1,000,000	$951,250	(2)(4)
Banco Mercantil del Norte SA/Grand Cayman:
	USD	6.75%	Perpetual	662,000	704,699	(1)(4)(8)
	USD	7.50%	Perpetual	441,000	503,498	(1)(4)(8)
Petroleos Mexicanos:
	MXN	7.19%	09/12/24	43,400,000	2,030,964	(2)(3)
	MXN	7.47%	11/12/26	30,590,000	1,381,964
	USD	6.50%	03/13/27	107,000	112,217
	USD	6.50%	01/23/29	512,000	527,712
	USD	6.84%	01/23/30	1,544,000	1,616,568	(2)(4)
	USD	7.69%	01/23/50	768,000	803,712	(2)(4)
Sixsigma Networks Mexico SA de CV	USD	7.50%	05/02/25	1,068,000	1,094,032	(2)(4)
					9,726,616

Nigeria - 1.03%
IHS Netherlands Holdco BV	USD	8.00%	09/18/27	900,000	969,750	(4)

South Africa - 1.38%
Eskom Holdings SOC, Ltd.	USD	6.75%	08/06/23	1,286,000	1,292,430	(2)(4)

Ukraine - 3.45%
Metinvest BV:
	USD	7.75%	04/23/23	376,000	390,100	(4)
	USD	8.50%	04/23/26	923,000	977,371	(2)(3)
	USD	7.75%	10/17/29	1,268,000	1,285,435	(2)(4)
NAK Naftogaz Ukraine via Kondor Finance PLC	USD	7.63%	11/08/26	558,000	585,900	(4)
					3,238,806

Venezuela - 0.52%
Petroleos de Venezuela SA:
	USD	6.00%	11/15/26	2,550,000	271,575	(3)(7)
	USD	9.75%	05/17/35	2,000,000	215,000	(3)(7)
					486,575

Zambia - 1.01%
First Quantum Minerals, Ltd.	USD	7.50%	04/01/25	1,000,000	953,700	(4)

TOTAL CORPORATE BONDS					27,599,565
(Cost $28,914,833)

CREDIT LINKED NOTES - 4.25%
Iraq - 4.25%
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch):
	JPY	0.00%	01/01/28	181,660,360	1,339,800	(6)(9)
	JPY	0.00%	01/01/28	357,969,022	2,643,116	(6)(9)
					3,982,916

	Currency	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

TOTAL CREDIT LINKED NOTES				$3,982,916
(Cost $3,547,121)

EXCHANGE TRADED FUNDS - 2.59%
iShares MSCI Emerging Markets ETF	USD	N/A	60,000	2,431,200

TOTAL EXCHANGE TRADED FUNDS				2,431,200
(Cost $2,712,432)

	Contracts	Currency	Exercise Price	Expiration Date	Notional Amount	Value (Expressed in USD)
PURCHASED OPTIONS - 0.01%
Foreign Currency Call Option - 0.01%
Hong Kong Dollar (Goldman Sachs)	2,375,051	USD	7.86	9/1/2020	2,375,051	3,286
Hong Kong Dollar (Goldman Sachs)	5,700,123	USD	7.86	9/1/2020	5,700,123	8,076

TOTAL PURCHASED OPTIONS						11,362
(Cost $78,140)

Total Investments - 133.67%						125,471,855
(Cost $133,464,519)
Liabilities in Excess of Other Assets - (33.67)%						(31,601,839)

Net Assets - 100.00%						$93,870,016

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
BRL	-	Brazilian Real
COP	-	Colombian Peso
EGP	-	Egyptian Pound
EUR	-	Euro Currency
IDR	-	Indonesian Rupiah
JPY	-	Japanese Yen
MXN	-	Mexican Peso
RUB	-	Russian Ruble
TRY	-	New Turkish Lira
USD	-	United States Dollar
UYU	-	Uruguayan Peso
ZAR	-	South African Rand

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

6M US L - 6 Month LIBOR as of February 29, 2020 was 1.40%

(1)	Floating or variable rate security. The reference rate is described above. The rate in effect as of February 29, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(2)	On February 29, 2020, securities valued at $40,465,083 were pledged as collateral for reverse repurchase agreements.
(3)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of February 29, 2020, the aggregate fair value of those securities was $19,216,702, which represents approximately 20.47% of net assets.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $47,801,025, which represents approximately 50.92% of net assets as of February 29, 2020.
(5)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of February 29, 2020.
(6)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(7)	Security is in default and therefore is non-income producing.
(8)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(9)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at February 29, 2020	Fund Delivering	U.S. $ Value at February 29, 2020	Unrealized Appreciation/ (Depreciation)

J.P. Morgan Chase & Co.	03/03/20	USD	1,381,654	BRL	1,364,073	$17,581
J.P. Morgan Chase & Co.	03/25/20	JPY	385,947	USD	379,904	6,043
						$23,624

J.P. Morgan Chase & Co.	03/03/20	BRL	1,364,073	USD	1,449,947	$(85,874)
J.P. Morgan Chase & Co.	04/02/20	BRL	1,361,379	USD	1,379,248	(17,869)
J.P. Morgan Chase & Co.	03/25/20	USD	4,497,207	JPY	4,518,116	(20,909)
						$(124,652)

REVERSE REPURCHASE AGREEMENTS

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
Barclays Bank PLC	1.750%	02/05/2020	02/06/2021	$1,154,461
Barclays Bank PLC	1.650%	02/26/2020	02/27/2021	441,465
Barclays Bank PLC	1.750%	02/26/2020	02/27/2021	462,338
Barclays Bank PLC	1.750%	02/28/2020	03/01/2021	785,855
Barclays Bank PLC	1.900%	02/28/2020	03/01/2021	305,111
Barclays Bank PLC	1.950%	02/28/2020	03/01/2021	473,300
Credit Suisse First Boston	2.100%	10/31/2019	11/01/2020	1,712,704
Credit Suisse First Boston	2.100%	11/19/2019	11/20/2020	1,329,249
Credit Suisse First Boston	2.000%	11/25/2019	11/26/2020	282,132
Credit Suisse First Boston	2.100%	12/03/2019	12/04/2020	239,259
Credit Suisse First Boston	2.100%	01/07/2020	01/08/2021	5,395,860
Credit Suisse First Boston	2.100%	01/09/2020	01/10/2021	1,999,848
Credit Suisse First Boston	2.050%	01/15/2020	01/16/2021	1,598,386
Credit Suisse First Boston	1.950%	01/16/2020	01/17/2021	1,213,978
Credit Suisse First Boston	2.000%	01/21/2020	01/22/2021	2,231,154
Credit Suisse First Boston	2.000%	01/22/2020	01/23/2021	560,086
Credit Suisse First Boston	2.000%	01/23/2020	01/24/2021	1,941,058
Credit Suisse First Boston	2.000%	01/29/2020	01/30/2021	1,091,691
Credit Suisse First Boston	2.000%	02/24/2020	02/25/2021	656,591
J.P. Morgan Chase & Co.	1.250%	01/09/2020	01/10/2021	421,836
J.P. Morgan Chase & Co.	2.000%	01/10/2020	01/11/2021	1,174,298
J.P. Morgan Chase & Co.	1.850%	01/14/2020	01/15/2021	307,633

REVERSE REPURCHASE AGREEMENTS (continued)
Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
J.P. Morgan Chase & Co.	1.950%	01/16/2020	01/17/2021	$716,473
J.P. Morgan Chase & Co.	1.900%	01/28/2020	01/29/2021	1,409,268
J.P. Morgan Chase & Co.	1.950%	02/03/2020	02/04/2021	808,838
J.P. Morgan Chase & Co.	1.950%	02/04/2020	02/05/2021	2,813,725
J.P. Morgan Chase & Co.	1.980%	02/04/2020	02/05/2021	371,225
J.P. Morgan Chase & Co.	1.700%	02/12/2020	02/13/2021	849,906
J.P. Morgan Chase & Co.	2.000%	02/12/2020	02/13/2021	1,466,697
J.P. Morgan Chase & Co.	2.000%	02/19/2020	02/20/2021	211,383
				$34,425,808

All agreements can be terminated by either party on demand at value plus accrued interest.

Stone Harbor Emerging Markets Total Income Fund	Notes to Quarterly Statement of Investments
February 29, 2020 (Unaudited)

1. ORGANIZATION

The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Massachusetts business trust on May 25, 2012 pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund’s inception date is October 25, 2012. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 4,188 shares of beneficial interest (“Common Shares”) in the Fund to the Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”) at a price of $23.88 per share. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “EDI.” Effective July 20, 2016, the Board of EDI approved changing the fiscal year-end from May 31 to November 30.

The Fund’s investment objective is to maximize total return, which consists of income and capital appreciation from investments in emerging markets securities. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in emerging markets debt. Emerging markets debt includes fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries, that are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked or otherwise related to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

2. Significant Accounting Policies and Risk Disclosures

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Sovereign debt obligations, corporate bonds, and convertible corporate bonds, are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing service generally uses market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information on comparable securities, and other relevant security specific information. Bank Loans are primarily valued by a loan pricing provider using a composite loan price at the mean of the bid and ask prices from one or more brokers of dealers. Credit Linked securities are generally valued using quotations from the broker through which the Fund executed the transaction. The broker’s quotation considers cash flows, default and recovery rates, and other security specific information. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. If, on a given day, a closing price is not available on the exchange, the equity security is valued at the mean between the closing bid and ask prices, as such prices are provided by a pricing service. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter (“OTC”) market and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Exchange Traded Funds (“ETFs”) are valued at the close price on the exchange it is listed. Money market mutual funds are valued at their net asset value. OTC traded derivatives (primarily swaps and foreign currency options) are generally priced by an independent pricing service. OTC traded credit default swaps are valued by the independent pricing source using a mid price that is calculated based on data an independent pricing source receives from dealers. OTC traded foreign currency options are valued by an independent pricing source using mid foreign exchange rates against USD for all currencies at 4:00 p.m. EST. Derivatives which are cleared by an exchange are priced by using the last price on such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern time.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The following is a summary of the Fund’s investment and financial instruments based on the three-tier hierarchy as of February 29, 2020:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Sovereign Debt Obligations	$–	$91,446,812	$–	$91,446,812
Corporate Bonds	–	27,599,565	–	27,599,565
Credit Linked Notes	–	–	3,982,916	3,982,916
Exchange Traded Funds	2,431,200	–	–	2,431,200
Purchased Options	–	11,362	–	11,362
Total	$2,431,200	$119,057,739	$3,982,916	$125,471,855

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$23,624	$–	$23,624
Liabilities
Forward Foreign Currency Contracts	–	(124,652)	–	(124,652)
Total	$–	$(101,028)	$–	$(101,028)

*	For detailed country descriptions, see accompanying Statement of Investments.
**

Other financial instruments are derivative instruments reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. For liabilities arising from reverse repurchase agreements, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Asset Type	Balance as of November 30, 2019	Accured Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Deperciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of February 29, 2020	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations at February 29, 2020
Credit Linked Notes	4,290,588	33,865	-	90,289	(121,063)	-	(310,763)	-	$-	$3,982,916	$(121,063)
	$4,290,588	$33,865	$-	$90,289	$(121,063)	$-	$(310,763)	$-	$-	$3,982,916	$(121,063)

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or use evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally 4:00 p.m. Eastern time).

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Fund may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Loan Participations and Assignments: The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, or any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered “securities”, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the U.S. Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and record cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as “Deposits with brokers” or “Payable due to brokers”, respectively. Securities collateral pledged for the same purpose is noted on the Statement of Investments.

Leverage: The Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that does not exceed 33 1/3% of the Fund’s Managed Assets (defined in Note 5)immediately after such transactions. It is possible that following such Borrowings, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.

In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. In periods of increased demand for a security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid to cover its obligations under reverse repurchase agreements. The segregated assets are found on the Fund’s Statement of Investments as full or partially pledge securities. The total amount of securities pledged at February 29, 2020 was $40,465,083. As all agreements can be terminated by either party on demand, face value approximates fair value at February 29, 2020. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy described above. During the period ended February 29, 2020, the average amount of reverse repurchase agreements outstanding was $20,116,539 at a weighted average interest rate of 2.04%.

Emerging Market Risk: Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, expropriation, confiscatory taxation and unanticipated social or political occurrences. In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline. Foreign investment in debt securities of emerging market countries may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in debt securities of certain emerging market countries. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Interest Rate Risk: Changes in interest rates will affect the value of the Fund’s investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher-rated fixed income securities are also subject to this risk. The Fund also faces increased interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities. Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the U.K.'s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. At this time, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the Fund's performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell at the time that the Fund would like or at the price that the Fund believes such investments are currently worth. Certain of the Fund’s investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Derivatives, securities that involve substantial interest rate or credit risk and bank loans tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A and Regulation S securities.

Foreign Investment Risk: The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Leverage Risk: Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the interest rates on any Borrowings held by the Fund may adversely affect the return to the Common Shareholders. If the income from the securities purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced.

The Fund may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging market countries, the availability of relatively attractive investment opportunities not requiring leverage and the costs and risks that the Fund would incur as a result of leverage.

Credit and Market Risk: The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

ETFs and Other Investment Companies Risk: The Fund may invest in an ETF or other investment company. The Fund will be subject to the risks of the underlying securities in which the other investment company invests. In addition, as a shareholder in an ETF or other investment company, the

Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may use leverage, in which case an investment would subject the Fund to additional risks associated with leverage. The Fund may invest in other investment companies for which the Adviser or an affiliate serves as investment manager or with which the Adviser is otherwise affiliated. The relationship between the Adviser and any such other investment company could create a conflict of interest between the Adviser and the Fund.

In addition to the risks related to investing in investment companies generally, investments in ETFs involve the risk that the ETF's performance may not track the performance of the index or markets the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index and, therefore, investments in those ETFs are subject to the same derivatives risks discussed below.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to Common Shareholders. The level dividend rate may be modified by the Board from time to time. Any net capital gains earned by the Fund are distributed at least annually. For federal income tax purposes income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded by the Fund on the ex-dividend date. A portion of the Fund’s distributions made for a taxable year may be recharacterized as a return of capital to shareholders. This may occur, for example, if the Fund’s distributions exceed its “earnings and profits” for the taxable year or because certain foreign currency losses may reduce the Fund’s income. This recharacterization may be retroactive. A return of capital will generally not be taxable, but will reduce a shareholder’s basis in his or her Fund shares and therefore result in a higher gain or lower loss when the shareholder sells the shares.

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Code applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have more than a 50 percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended February 29, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment; they can focus exposure on only certain selected risk factors; and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if the Fund were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

The Fund’s use of derivatives can result in losses due to unanticipated changes in the risk factors described in Note 2 and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below and in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns.

Forward Foreign Currency Contracts: The Fund engaged in currency transactions with counterparties during the period ended February 29, 2020 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets & Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Swap Agreements: The Fund invested in swap agreements during the period ended February 29, 2020. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily within net change in unrealized appreciation/depreciation on swaps. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”). Each day the Fund may pay or receive cash equal to the variation margin of the centrally cleared swap. OTC swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of the OTC swaps is the unamortized premium received or paid. The periodic swap payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: The Fund entered into credit default swap contracts during the period ended February 29, 2020 for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund is the buyer of a credit default swap contract. In that case, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund pays to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund has spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, the Fund receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Interest Rate Swap Contracts: The Fund engaged in interest rate swaps during the period ended February 29, 2020. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Purchased Options: When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.